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                      SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                                    FORM 8-K

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                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  January 11, 1999               Commission file number:  1-6187

                               ALBERTSON'S, INC.
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             (Exact name of Registrant as specified in its Charter)


           Delaware                                   82-0184434
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     (State of Incorporation)                (Employer Identification Number)


250 Parkcenter Blvd., P.O. Box 20, Boise, Idaho            83726
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(Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code:      (208) 395-6200
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Item 5.  Other Events.

         Albertson's, Inc. has attached the Joint Proxy Statement and Prospectus dated October 9, 1998 hereto as Exhibit 99.1.

Item 7.  Exhibits.

Exhibit
 No.     Description

 99.1    Joint Proxy Statement and Prospectus dated October 9, 1998

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                                   SIGNATURE


Pursuant to the requirements of Section 13 or 15 (d) of the Securities Exchange Act of 1934, Albertson's, Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                  ALBERTSON'S, INC.



Date:     January 11, 1999        By:  /s/ Thomas R. Saldin
                                       Thomas R. Saldin
                                       Executive Vice President, Administration
                                       and General Counsel

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                                INDEX TO EXHIBITS
                         FILED WITH THE CURRENT REPORT
                       ON FORM 8-K DATED JANUARY 11, 1999



Exhibit
 No.      Description

 99.1     Joint Proxy Statement and Prospectus dated October 9, 1998



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